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                      SUPPLEMENT DATED JUNE 3, 2005 TO THE
                         VAN KAMPEN CORPORATE BOND FUND

               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                      PROSPECTUS DATED DECEMBER 30, 2004,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 31, 2005
                             AND THE CLASS I SHARES
                      PROSPECTUS DATED DECEMBER 30, 2004,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005

     The Prospectuses are hereby supplemented as follows:

          The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

          PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Taxable Fixed Income team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are David
     S. Horowitz, a Managing Director of the Adviser, and Gerhardt Herbert, an Executive Director of the Adviser.

          Mr. Horowitz has worked for the Adviser since 1995 and joined the team managing the Fund in 2002. Prior to 2002, Mr. Horowitz was a portfolio manager with the Adviser. Mr. Herbert has worked for the Adviser since 1994 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Herbert worked in an investment management capacity with the Adviser.

          Mr. Horowitz is the lead manager of the Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution and overall strategy of the Fund.

          The composition of the team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    CORPSPT 6/05